UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2017

Date of reporting period:	December 1, 2016 — May 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Equity Income Fund

Semiannual report
5 | 31 | 17

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PEYAX

Putnam
Equity Income
Fund

Semiannual report
5 | 31 | 17

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

July 7, 2017

Dear Fellow Shareholder:

An impressive level of investor optimism has helped to fuel financial markets through the first half of 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and political risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Value-style investing is grounded in a basic concept: The stock market always offers something at a discount. Putnam Equity Income Fund Portfolio Manager Darren Jaroch scours the universe of large companies, seeking attractively priced stocks of businesses that he believes are poised for positive change.

2 Equity Income Fund

Pursuing positive returns in all types of markets

For rolling five-year periods over the past 15 years, Putnam Equity Income Fund delivered a positive return 95% of the time.

Equity Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/17. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 13.

4 Equity Income Fund

Darren has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

In addition to Darren, your fund is managed by Assistant Portfolio Manager Walter D. Scully, CPA. Walter has an M.B.A. from the University of Chicago Booth School of Business and a B.S. from Ohio State University. He has been in the investment industry since he joined Putnam in 1996.

Darren, could you tell us about the investing environment for the six-month reporting period?

The period began in December 2016, at the close of a solid year for the U.S. stock market. In the aftermath of the U.S. presidential election the month before, stock performance soared as many investors anticipated a new business-friendly administration in Washington. Major stock market indexes hit record highs and stocks delivered strong returns for the 2016 calendar year.

The market rally continued into the new year and remained intact before retreating somewhat in early March. Investor sentiment was positive, and widely recognized measures of stock market performance achieved notable milestones. The Dow Jones Industrial Average surpassed the 20,000 level in February, and the bull market for U.S. stocks reached its eighth anniversary in March. The so-called “Trump rally” in the market was the result of investor expectations of a pro-growth agenda from the White House. Much of the optimism centered on the prospect of increased capital spending by businesses, prompted by potentially lower corporate tax rates and the possibility of relief from the roadblocks of regulation across many industries.

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Allocations are shown as a percentage of the fund’s net assets as of 5/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Equity Income Fund

By the closing months of the period, however, the exuberance that greeted the new year had calmed as investors grew more skeptical about progress in Washington. A major setback came in late March, when Republican leaders pulled legislation to overhaul the U.S. health-care system. This raised concerns about the administration’s ability to move forward with other initiatives, and investor uncertainty escalated through the close of the period.

How did the fund perform during the reporting period?

I am pleased to report that the fund posted a return of 8.09% for the six-month period, outperforming its benchmark, the Russell 1000 Value Index, which returned 5.55%, and the average return of 7.01% for funds in its Lipper peer group. In terms of sectors, the strong performance was broad-based across the fund’s portfolio, with pockets of weakness in energy, telecommunications, and consumer staples.

Could you provide some examples of stocks or strategies that helped the fund’s performance?

One theme in the market during the period was a preference from investors for a narrow group of large-cap technology stocks, several of which were among the fund’s top performers for the period. These companies fared well in part because they offered relatively stable growth prospects, predictable cash flows, and solid fundamental business strength. Examples among the fund’s top performers for the period were technology giants Apple and Microsoft, as well as Alphabet, formerly known as Google. Especially notable was Microsoft, the top contributor to fund performance for the reporting period. Although the company saw some weakness in its classic business segments such as hardware, growth was much stronger than expected in Microsoft’s cloud computing businesses — Azure and Office 365 — which offered higher profit margins.

The number-two contributor to performance was the fund’s investment in drug company Eli Lilly. Interestingly, this investment was the biggest detractor from performance in  the fund’s previous fiscal year, due largely to the announcement in November 2016 that Solanezumab, one of Eli Lilly’s key products, had failed in a large clinical trial. Investors had been anticipating a successful outcome for the drug, which was designed for the treatment of Alzheimer’s disease. Despite that setback, I kept the stock in the portfolio because I believe the company offers an impressive drug pipeline as well as a number of promising new drugs in development, many of which address unique patient needs. The company’s first-quarter earnings showed solid growth for many of these products, and the stock performed very well.

Media and technology company Comcast was another portfolio highlight for the period. This stock is often among the top performers in the fund’s portfolio, and its recent strength was due in large part to NBC Universal, its entertainment, TV, and film business. Universal’s earnings increased significantly in the first quarter, led by revenue from theme parks and hit movies.

Can you discuss some stocks that detracted from fund performance?

Although I maintained an underweight position versus the benchmark in the energy sector, many of the detractors for the period were energy stocks. Oil prices plummeted to six-month lows during the period as investors worried about a supply glut. The fund’s limited exposure to the energy sector overall was helpful, but performance was weakened by my focus on companies whose profitability is closely tied to the price of oil. Three of these companies — Marathon Oil, Anadarko Petroleum, and QEP Resources — were among the top detractors from fund performance for the period. QEP Resources was sold from the portfolio by period-end.

Equity Income Fund 7

Another disappointment was the fund’s investment in Frontier Communications, a provider of broadband communications services. This stock declined during the period as the company lost more subscribers than expected and cut its dividend. By the close of the period, the fund’s position in Frontier common stock had been sold.

The fund recently decreased its dividend. Would you explain the factors behind that?

The fund’s quarterly dividend largely reflects the degree to which companies in the portfolio are paying dividends. Due to a decrease in dividend income earned by the portfolio, the fund’s dividend decreased from $0.076 per class A share to $0.062. Other share classes had similar decreases.

What is your outlook for the markets and economy in the months ahead?

As we head into the second half of the fund’s fiscal year, I believe the biggest concern for stock market investors is uncertainty about political issues. The distraction of investigations and potential scandals has dampened the ability of the Trump administration and Congress to make any progress on business-friendly, pro-growth initiatives. Since the election, we have seen the market recover fairly easily from bad news. However, I believe much of what we are seeing from Washington is unprecedented and unpredictable, and geopolitical risks are also part of the equation.

For businesses, I believe the backdrop is generally positive. Corporate earnings have grown, but I believe we need to keep an eye on wage inflation and other potential cost increases for businesses. As a value investor and portfolio manager, I remain focused on stock-specific risks and opportunities. So far in 2017, we have seen growth-style stocks outperform value stocks by a significant margin. In my view, this means the performance of value stocks — the main focus of this fund — may be poised to improve in the months ahead.

Thanks for your time and for bringing us up to date, Darren.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Equity Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (6/15/77)
Before sales charge	10.20%	91.48%	6.71%	101.90%	15.09%	23.42%	7.27%	16.31%	8.09%

After sales charge	10.04	80.47	6.08	90.29	13.73	16.32	5.17	9.62	1.87

Class B (9/13/93)
Before CDSC	9.98	80.22	6.07	94.44	14.22	20.72	6.48	15.44	7.65

After CDSC	9.98	80.22	6.07	92.44	13.99	17.72	5.59	10.44	2.65

Class C (2/1/99)
Before CDSC	9.38	77.62	5.91	94.44	14.22	20.70	6.47	15.45	7.71

After CDSC	9.38	77.62	5.91	94.44	14.22	20.70	6.47	14.45	6.71

Class M (12/2/94)
Before sales charge	9.56	82.12	6.18	96.86	14.51	21.58	6.73	15.75	7.80

After sales charge	9.46	75.75	5.80	89.97	13.69	17.33	5.47	11.70	4.02

Class R (1/21/03)
Net asset value	9.93	86.71	6.44	99.43	14.80	22.52	7.01	16.05	7.92

Class R5 (7/2/12)
Net asset value	10.34	97.08	7.02	105.30	15.47	24.55	7.59	16.62	8.21

Class R6 (7/2/12)
Net asset value	10.36	97.99	7.07	106.26	15.58	24.96	7.71	16.78	8.24

Class Y (10/1/98)
Net asset value	10.33	96.26	6.98	104.45	15.38	24.36	7.54	16.61	8.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Equity Income Fund 9

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 5/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Russell 1000 Value
Index	—†	65.16%	5.15%	98.30%	14.67%	24.94%	7.70%	14.66%	5.55%

Lipper Equity Income
Funds category	10.70%	72.58	5.53	77.51	12.08	21.10	6.53	13.43	7.01
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/17, there were 555, 535, 469, 347, 225, and 4 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 5/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	2		2	2	2		2	2	2	2

Income	$0.270		$0.192	$0.192	$0.219		$0.243	$0.294	$0.312	$0.298

Capital gains

Long-term
gains	0.181		0.181	0.181	0.181		0.181	0.181	0.181	0.181

Short-term
gains	—		—	—	—		—	—	—	—

Total	$0.451		$0.373	$0.373	$0.400		$0.424	$0.475	$0.493	$0.479

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

11/30/16	$21.09	$22.38	$20.84	$20.83	$20.82	$21.58	$20.93	$21.10	$21.11	$21.10

5/31/17	22.33	23.69	22.05	22.05	22.03	22.83	22.15	22.34	22.34	22.33

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current
dividend rate[1]	1.36%	1.28%	0.65%	0.65%	0.91%	0.88%	1.14%	1.52%	1.75%	1.63%

Current
30-day
SEC yield[2]	N/A	1.10	0.44	0.40	N/A	0.65	0.88	1.40	1.50	1.38

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Equity Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (6/15/77)
Before sales charge	10.20%	96.97%	7.01%	93.90%	14.16%	21.55%	6.72%	16.63%	6.27%

After sales charge	10.04	85.64	6.38	82.75	12.82	14.56	4.64	9.93	0.16

Class B (9/13/93)
Before CDSC	9.98	85.57	6.38	86.77	13.31	18.84	5.92	15.73	5.88

After CDSC	9.98	85.57	6.38	84.77	13.06	15.84	5.02	10.73	0.88

Class C (2/1/99)
Before CDSC	9.38	82.71	6.21	86.70	13.30	18.82	5.92	15.75	5.84

After CDSC	9.38	82.71	6.21	86.70	13.30	18.82	5.92	14.75	4.84

Class M (12/2/94)
Before sales charge	9.56	87.30	6.48	89.11	13.59	19.67	6.17	16.03	6.01

After sales charge	9.46	80.75	6.10	82.49	12.78	15.48	4.91	11.97	2.30

Class R (1/21/03)
Net asset value	9.93	92.11	6.75	91.51	13.88	20.61	6.45	16.33	6.16

Class R5 (7/2/12)
Net asset value	10.34	102.78	7.33	97.11	14.54	22.66	7.05	16.94	6.40

Class R6 (7/2/12)
Net asset value	10.35	103.68	7.37	97.99	14.64	23.01	7.15	17.05	6.44

Class Y (10/1/98)
Net asset value	10.33	101.93	7.28	96.28	14.44	22.44	6.98	16.89	6.38

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating
expenses for the fiscal year
ended 11/30/16	0.94%*	1.69%*	1.69%*	1.44%*	1.19%*	0.66%	0.56%	0.69%*

Annualized expense ratio
for the six-month period
ended 5/31/17†	0.94%	1.69%	1.69%	1.44%	1.19%	0.67%	0.57%	0.69%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

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* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Includes one time annualized merger costs of 0.01%.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/16 to 5/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.88	$8.75	$8.75	$7.46	$6.17	$3.48	$2.96	$3.58

Ending value (after expenses)	$1,080.90	$1,076.50	$1,077.10	$1,078.00	$1,079.20	$1,082.10	$1,082.40	$1,081.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/17, use the following calculation method. To find the value of your investment on 12/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.73	$8.50	$8.50	$7.24	$5.99	$3.38	$2.87	$3.48

Ending value (after expenses)	$1,020.24	$1,016.50	$1,016.50	$1,017.75	$1,019.00	$1,021.59	$1,022.09	$1,021.49

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Equity Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes

Equity Income Fund 13

no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2017, Putnam employees had approximately $497,000,000 and the Trustees had approximately $140,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Equity Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Equity Income Fund 15

The fund’s portfolio 5/31/17 (Unaudited)

COMMON STOCKS (94.5%)*	Shares	Value

Aerospace and defense (4.7%)

Airbus SE (France)	500,842	$41,110,684

Northrop Grumman Corp.	1,409,590	365,393,920

Raytheon Co.	846,200	138,785,262

		545,289,866

Airlines (1.0%)

Southwest Airlines Co.	1,866,400	112,151,976

		112,151,976

Auto components (0.9%)

Delphi Automotive PLC (United Kingdom)	1,174,800	103,347,156

		103,347,156

Automobiles (0.4%)

General Motors Co.	1,440,800	48,886,344

		48,886,344

Banks (11.0%)

Bank of America Corp.	12,608,794	282,563,074

Citigroup, Inc.	5,040,603	305,158,106

JPMorgan Chase & Co.	4,477,846	367,855,049

KeyCorp	4,052,900	70,804,163

Regions Financial Corp.	7,971,300	110,322,792

Wells Fargo & Co.	2,562,040	131,022,726

		1,267,725,910

Beverages (2.5%)

Dr. Pepper Snapple Group, Inc.	1,110,800	103,093,348

Molson Coors Brewing Co. Class B	603,100	57,167,849

PepsiCo, Inc.	1,132,300	132,331,901

		292,593,098

Building products (0.9%)

Johnson Controls International PLC	2,384,241	99,565,904

		99,565,904

Capital markets (4.4%)

Charles Schwab Corp. (The)	4,043,000	156,666,250

Goldman Sachs Group, Inc. (The)	465,293	98,297,799

Invesco, Ltd.	1,376,000	43,619,200

KKR & Co. LP	4,799,696	88,410,400

State Street Corp.	1,403,380	114,319,335

		501,312,984

Chemicals (2.7%)

Air Products & Chemicals, Inc.	545,300	78,555,918

CF Industries Holdings, Inc. S	1,911,400	51,416,660

Dow Chemical Co. (The)	1,815,489	112,487,698

E. I. du Pont de Nemours & Co.	921,342	72,712,311

		315,172,587

Communications equipment (0.9%)

Cisco Systems, Inc.	3,170,907	99,978,698

		99,978,698

Consumer finance (0.6%)

Capital One Financial Corp.	933,500	71,804,820

Oportun Financial Corp. (acquired 6/23/15, cost $2,781,056) (Private) † ∆∆ F	975,809	2,753,245

		74,558,065

16 Equity Income Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value

Containers and packaging (1.4%)

Ball Corp.	1,922,200	$78,617,980

Sealed Air Corp.	1,790,000	79,511,800

		158,129,780

Diversified financial services (0.5%)

Berkshire Hathaway, Inc. Class B †	345,200	57,054,656

		57,054,656

Diversified telecommunication services (2.4%)

AT&T, Inc.	5,117,400	197,173,422

CenturyLink, Inc. S	757,800	18,907,110

Verizon Communications, Inc.	1,302,570	60,751,865

		276,832,397

Electric utilities (3.2%)

American Electric Power Co., Inc.	1,029,200	73,875,976

Edison International	1,039,400	84,783,858

Exelon Corp.	2,660,700	96,610,017

NextEra Energy, Inc.	356,100	50,366,784

PG&E Corp.	940,800	64,331,904

		369,968,539

Energy equipment and services (0.8%)

Halliburton Co.	1,981,600	89,548,504

		89,548,504

Equity real estate investment trusts (REITs) (3.0%)

American Tower Corp.	601,100	78,858,309

Boston Properties, Inc.	702,900	85,275,828

Equity Lifestyle Properties, Inc.	750,500	63,342,200

Federal Realty Investment Trust	466,700	57,282,758

Gaming and Leisure Properties, Inc.	1,751,546	64,299,254

		349,058,349

Food and staples retail (1.0%)

Kroger Co. (The)	1,656,700	49,336,526

Walgreens Boots Alliance, Inc.	824,600	66,809,092

		116,145,618

Food products (1.0%)

Kraft Heinz Co. (The)	1,198,300	110,483,260

		110,483,260

Health-care equipment and supplies (2.2%)

Becton Dickinson and Co.	892,795	168,943,598

Danaher Corp.	1,008,000	85,619,520

		254,563,118

Health-care providers and services (1.3%)

Cigna Corp.	907,100	146,251,733

		146,251,733

Hotels, restaurants, and leisure (0.8%)

Hilton Worldwide Holdings, Inc.	1,343,099	89,275,791

		89,275,791

Household durables (0.4%)

PulteGroup, Inc.	2,106,300	47,749,821

		47,749,821

Equity Income Fund 17

COMMON STOCKS (94.5%)* cont.	Shares	Value

Household products (0.2%)

Colgate-Palmolive Co.	332,100	$25,359,156

		25,359,156

Independent power and renewable electricity producers (1.1%)

Calpine Corp. †	5,093,582	65,452,529

NRG Energy, Inc.	3,897,600	62,595,456

		128,047,985

Industrial conglomerates (1.3%)

General Electric Co.	2,854,220	78,148,544

Honeywell International, Inc.	563,600	74,953,164

		153,101,708

Insurance (4.0%)

American International Group, Inc.	2,327,478	148,097,425

Assured Guaranty, Ltd.	3,103,580	121,225,835

Chubb, Ltd.	666,700	95,464,773

Hartford Financial Services Group, Inc. (The)	1,885,900	93,144,601

		457,932,634

Internet and direct marketing retail (—%)

FabFurnish GmbH (acquisition dates ranging from 8/2/13 to 8/31/16,
cost $52) (Brazil) (Private) † ∆∆ F	78	66

Global Fashion Group SA (acquired 8/2/13, cost $2,567,154) (Brazil)
(Private) † ∆∆ F	60,600	558,418

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $52) (Brazil)
(Private) † ∆∆ F	39	33

New Middle East Other Assets GmbH (acquired 8/2/13, cost $21) (Brazil)
(Private) † ∆∆ F	16	13

		558,530

Internet software and services (1.6%)

Alphabet, Inc. Class C †	186,496	179,942,531

		179,942,531

IT Services (1.8%)

DXC Technology Co. †	1,535,500	119,031,960

Fidelity National Information Services, Inc.	1,051,300	90,275,131

		209,307,091

Life sciences tools and services (1.0%)

Agilent Technologies, Inc.	1,877,800	113,306,452

		113,306,452

Machinery (0.4%)

Fortive Corp.	696,550	43,499,548

		43,499,548

Media (4.0%)

CBS Corp. Class B (non-voting shares)	712,300	43,528,653

Charter Communications, Inc. Class A †	278,059	96,083,287

Comcast Corp. Class A	6,862,200	286,085,118

DISH Network Corp. Class A †	599,600	38,236,492

		463,933,550

Metals and mining (—%)

ArcelorMittal SA (France) † S	100,407	2,192,889

		2,192,889

Mortgage real estate investment trusts (REITs) (0.4%)

MFA Financial, Inc.	5,132,105	42,699,114

		42,699,114

18 Equity Income Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value

Oil, gas, and consumable fuels (8.8%)

Anadarko Petroleum Corp.	1,758,382	$88,851,042

Cheniere Energy, Inc. †	1,168,500	56,929,320

ConocoPhillips	3,405,400	152,187,326

EOG Resources, Inc.	1,050,800	94,897,748

Exxon Mobil Corp.	2,437,092	196,185,906

Marathon Oil Corp.	10,823,280	140,919,106

Pioneer Natural Resources Co.	225,700	37,660,302

Suncor Energy, Inc. (Canada)	1,962,898	61,436,375

Total SA (France)	1,472,068	78,167,878

Valero Energy Corp.	1,630,800	100,245,276

		1,007,480,279

Personal products (1.3%)

Coty, Inc. Class A	2,626,521	49,746,308

Edgewell Personal Care Co. †	1,287,368	94,158,096

		143,904,404

Pharmaceuticals (6.7%)

AstraZeneca PLC ADR (United Kingdom) S	3,621,800	124,553,702

Bristol-Myers Squibb Co.	302,600	16,325,270

Eli Lilly & Co.	1,865,800	148,461,706

Johnson & Johnson	1,871,070	239,964,728

Merck & Co., Inc.	2,389,091	155,553,715

Pfizer, Inc.	2,751,320	89,830,598

		774,689,719

Road and rail (1.0%)

Union Pacific Corp.	1,029,800	113,586,940

		113,586,940

Semiconductors and semiconductor equipment (3.4%)

Applied Materials, Inc.	1,474,000	67,627,120

Broadcom, Ltd.	231,500	55,439,620

Intel Corp.	2,032,200	73,382,742

NXP Semiconductor NV †	718,400	78,952,160

Texas Instruments, Inc.	1,445,100	119,206,299

		394,607,941

Software (3.2%)

Microsoft Corp.	5,267,200	367,861,248

		367,861,248

Specialty retail (0.7%)

Home Depot, Inc. (The)	500,300	76,801,053

		76,801,053

Technology hardware, storage, and peripherals (1.8%)

Apple, Inc.	1,330,700	203,277,732

		203,277,732

Thrifts and mortgage finance (0.7%)

Radian Group, Inc.	5,334,040	85,664,682

		85,664,682

Tobacco (2.5%)

Altria Group, Inc.	1,805,900	136,237,096

Philip Morris International, Inc.	1,267,450	151,840,510

		288,077,606

Equity Income Fund 19

COMMON STOCKS (94.5%)* cont.	Shares	Value

Wireless telecommunication services (0.6%)

Vodafone Group PLC ADR (United Kingdom)	2,152,332	$65,129,566

		65,129,566

Total common stocks (cost $8,366,826,860)		$10,866,606,512

CONVERTIBLE PREFERRED STOCKS (1.0%)*	Shares	Value

American Tower Corp. $5.50 cv. pfd. R S	125,877	$15,026,560

Arconic, Inc. $2.688 cv. pfd.	812,125	34,953,860

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd. S	169,029	5,715,293

Global Fashion Group SA zero % cv. pfd. (acquired 7/11/16, cost $309,232)
(Brazil) (Private) † ∆∆ F	40,826	383,728

Mandatory Exchangeable Trust 144A $5.75 cv. pfd.	304,344	43,548,583

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $7,592) (Private) † ∆∆ F	2,664	7,516

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $145,237) (Private) † ∆∆ F	46,107	143,785

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $341,111) (Private) † ∆∆ F	67,016	337,700

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $494,779) (Private) † ∆∆ F	97,206	489,831

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $277,459) (Private) † ∆∆ F	50,539	274,685

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15,
cost $837,565) (Private) † ∆∆ F	109,058	829,190

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $2,349,227) (Private) † ∆∆ F	824,290	2,325,734

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15,
cost $2,970,584) (Private) † ∆∆ F	1,042,310	2,940,878

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15,
cost $9,110,862) (Private) † ∆∆ F	3,199,825	9,019,667

Total convertible preferred stocks (cost $115,739,318)		$115,997,010

	Principal amount/
SHORT-TERM INVESTMENTS (5.6%)*		shares	Value

Interest in $434,703,000 joint tri-party repurchase agreement dated 5/31/17 with Merrill Lynch, Pierce, Fenner and Smith Inc.
due 6/1/17 — maturity value of $5,698,127 for an effective yield of 0.800% (collateralized by various mortgage backed securities with coupon rates ranging from 2.072% to 3.917% and due dates
ranging from 9/1/22 to 5/1/47, valued at $443,397,060)		$77,858,000	$77,858,000

Interest in $220,000,000 joint tri-party repurchase agreement dated 5/31/17 with Barclays Capital, Inc. due 6/1/17 —
maturity value of $100,002,167 for an effective yield of 0.780%
(collateralized by various U.S. Treasury notes with coupon rates ranging from 0.375% to 1.125% and due dates ranging from
1/31/19 to 1/15/27, valued at $224,404,925)		100,000,000	100,000,000

Interest in $275,000,000 joint tri-party repurchase agreement dated 5/31/17 with HSBC Bank USA, National Association due
6/1/17 — maturity value of $75,215,630 for an effective yield of 0.780% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 6.500% and due dates
ranging from 7/1/22 to 4/1/47, valued at $280,503,718)		75,214,000	75,214,000

Putnam Cash Collateral Pool, LLC 1.12% [d]	Shares	109,369,108	109,369,108

20 Equity Income Fund

	Principal amount/
SHORT-TERM INVESTMENTS (5.6%)* cont.		shares	Value

Putnam Short Term Investment Fund 0.89% L	Shares	257,419,866	$257,419,866

U.S. Treasury Bills 0.898%, 8/3/17 ∆		$594,000	593,056

U.S. Treasury Bills 0.257%, 7/20/17 # ∆		12,686,000	12,671,069

U.S. Treasury Bills 0.370%, 7/13/17 ∆		13,735,000	13,721,746

U.S. Treasury Bills 0.164%, 7/6/17		3,007,000	3,004,823

Total short-term investments (cost $649,854,296)			$649,851,668

TOTAL INVESTMENTS

Total investments (cost $9,132,420,474)			$11,632,455,190

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2016 through May 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $11,503,260,755.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $20,064,489, or 0.2% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $16,233,628 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Equity Income Fund 21

FORWARD CURRENCY CONTRACTS at 5/31/17 (aggregate face value $444,855,017) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Euro	Sell	6/21/17	$33,315,764	$32,415,195	$(900,569)

Barclays Bank PLC

	British Pound	Sell	6/21/17	149,925,754	144,400,670	(5,525,084)

Citibank, N.A.

	Canadian Dollar	Sell	7/19/17	28,019,943	27,586,554	(433,389)

Goldman Sachs International

	British Pound	Sell	6/21/17	149,925,883	144,398,400	(5,527,483)

	Canadian Dollar	Sell	7/19/17	28,020,017	27,586,486	(433,531)

	Euro	Sell	6/21/17	37,871,212	36,052,034	(1,819,178)

State Street Bank and Trust Co.

	Euro	Sell	6/21/17	33,315,652	32,415,678	(899,974)

Total						$(15,539,208)

FUTURES CONTRACTS OUTSTANDING at 5/31/17 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

S&P 500 Index E-Mini (Long)	732	$88,246,260	Jun-17	$584,308

Total				$584,308

22 Equity Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$829,993,715	$—	$558,530

Consumer staples	976,563,142	—	—

Energy	1,097,028,783	—	—

Financials	2,484,194,800	—	2,753,245

Health care	1,288,811,022	—	—

Industrials	1,067,195,942	—	—

Information technology	1,454,975,241	—	—

Materials	475,495,256	—	—

Real Estate	349,058,349	—	—

Telecommunication services	341,961,963	—	—

Utilities	498,016,524	—	—

Total common stocks	10,863,294,737	—	3,311,775

Convertible preferred stocks	—	99,244,296	16,752,714

Short-term investments	257,419,866	392,431,802	—

Totals by level	$11,120,714,603	$491,676,098	$20,064,489

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(15,539,208)	$—

Futures contracts	584,308	—	—

Totals by level	$584,308	$(15,539,208)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund 23

Statement of assets and liabilities 5/31/17 (Unaudited)

ASSETS

Investment in securities, at value, including $107,812,726 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $8,765,631,500)	$11,265,666,216
Affiliated issuers (identified cost $366,788,974) (Notes 1 and 5)	366,788,974

Cash	355

Dividends, interest and other receivables	25,128,150

Receivable for shares of the fund sold	8,857,839

Prepaid assets	124,272

Total assets	11,666,565,806

LIABILITIES

Payable for shares of the fund repurchased	19,958,024

Payable for compensation of Manager (Note 2)	4,628,992

Payable for custodian fees (Note 2)	72,989

Payable for investor servicing fees (Note 2)	4,420,424

Payable for Trustee compensation and expenses (Note 2)	3,562,782

Payable for administrative services (Note 2)	43,015

Payable for distribution fees (Note 2)	4,029,558

Payable for variation margin (Note 1)	698,955

Unrealized depreciation on forward currency contracts (Note 1)	15,539,208

Collateral on securities loaned, at value (Note 1)	109,369,108

Other accrued expenses	981,996

Total liabilities	163,305,051

Net assets	$11,503,260,755

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$8,958,513,934

Undistributed net investment income (Note 1)	14,097,954

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	45,569,051

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,485,079,816

Total — Representing net assets applicable to capital shares outstanding	$11,503,260,755

(Continued on next page)

24 Equity Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($8,025,620,387 divided by 359,436,209 shares)	$22.33

Offering price per class A share (100/94.25 of $22.33)*	$23.69

Net asset value and offering price per class B share ($162,505,527 divided by 7,370,958 shares)**	$22.05

Net asset value and offering price per class C share
($423,121,329 divided by 19,193,193 shares)**	$22.05

Net asset value and redemption price per class M share
($80,697,608 divided by 3,662,989 shares)	$22.03

Offering price per class M share (100/96.50 of $22.03)*	$22.83

Net asset value, offering price and redemption price per class R share
($115,949,292 divided by 5,235,770 shares)	$22.15

Net asset value, offering price and redemption price per class R5 share
($61,554,998 divided by 2,755,063 shares)	$22.34

Net asset value, offering price and redemption price per class R6 share
($846,239,942 divided by 37,877,124 shares)	$22.34

Net asset value, offering price and redemption price per class Y share
($1,787,571,672 divided by 80,037,804 shares)	$22.33

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund 25

Statement of operations Six months ended 5/31/17 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $176,882)	$79,959,656

Interest (including interest income of $528,409 from investments in affiliated issuers) (Note 5)	912,958

Securities lending (net of expenses) (Notes 1 and 5)	192,705

Total investment income	81,065,319

EXPENSES

Compensation of Manager (Note 2)	16,418,691

Investor servicing fees (Note 2)	5,585,684

Custodian fees (Note 2)	22,939

Trustee compensation and expenses (Note 2)	230,216

Distribution fees (Note 2)	7,728,578

Administrative services (Note 2)	120,412

Other	1,127,818

Total expenses	31,234,338

Expense reduction (Note 2)	(75,167)

Net expenses	31,159,171

Net investment income	49,906,148

Net realized gain on investments (Notes 1 and 3)	106,550,583

Net realized gain on futures contracts (Note 1)	37,260

Net realized gain on foreign currency transactions (Note 1)	4,504

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(15,539,208)

Net unrealized appreciation of investments and futures contracts during the period	387,232,769

Net gain on investments	478,285,908

Net increase in net assets resulting from operations	$528,192,056

The accompanying notes are an integral part of these financial statements.

26 Equity Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 5/31/17*	Year ended 11/30/16

Operations

Net investment income	$49,906,148	$102,282,300

Net realized gain on investments
and foreign currency transactions	106,592,347	80,693,300

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	371,693,561	293,696,496

Net increase in net assets resulting from operations	528,192,056	476,672,096

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(40,414,266)	(49,461,850)

Class B	(959,595)	(777,058)

Class C	(3,327,229)	(2,785,311)

Class M	(523,861)	(501,869)

Class R	(1,314,032)	(1,491,464)

Class R5	(1,087,335)	(1,994,204)

Class R6	(10,223,955)	(9,423,431)

Class Y	(22,616,334)	(26,835,461)

From net realized long-term gain on investments
Class A	(28,182,133)	(140,419,712)

Class B	(906,606)	(4,245,076)

Class C	(3,204,405)	(14,748,859)

Class M	(434,136)	(2,102,978)

Class R	(998,816)	(4,853,992)

Class R5	(1,028,046)	(4,309,114)

Class R6	(5,361,475)	(15,791,253)

Class Y	(13,324,453)	(64,708,918)

Increase (decrease) from capital share transactions (Note 4)	4,865,749,452	(43,591,453)

Total increase in net assets	5,260,034,831	88,630,093

NET ASSETS

Beginning of period	6,243,225,924	6,154,595,831

End of period (including undistributed net investment
income of $14,097,954 and $48,865,431, respectively)	$11,503,260,755	$6,243,225,924

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Class A

May 31, 2017**	$21.09	.15	1.54	1.69	(.27)	(.18)	(.45)	$22.33	8.09*	$8,025,620	.47*	.70 *	7*

November 30, 2016	20.69	.33	1.22	1.55	(.30)	(.85)	(1.15)	21.09	8.01	3,316,513	.97[d]	1.66[d]	15

November 30, 2015	22.76	.32	(.43)	(.11)	(.29)	(1.67)	(1.96)	20.69	(.63)	3,454,264.96		1.51	22

November 30, 2014	21.60	.29	2.72	3.01	(.32)	(1.53)	(1.85)	22.76	14.99	3,590,810.98		1.37	29

November 30, 2013	17.25	.34	4.89	5.23	(.38)	(.50)	(.88)	21.60	31.56	3,359,801	1.02	1.72	34

November 30, 2012	14.94	.34	2.29	2.63	(.32)	—	(.32)	17.25	17.84	2,573,319	1.06	2.08	57

Class B

May 31, 2017**	$20.84	.07	1.51	1.58	(.19)	(.18)	(.37)	$22.05	7.65*	$162,506	.84*	.32*	7*

November 30, 2016	20.44	.18	1.22	1.40	(.15)	(.85)	(1.00)	20.84	7.29	105,267	1.72[d]	.92[d]	15

November 30, 2015	22.51	.16	(.43)	(.27)	(.13)	(1.67)	(1.80)	20.44	(1.41)	102,903	1.71	.76	22

November 30, 2014	21.39	.13	2.68	2.81	(.16)	(1.53)	(1.69)	22.51	14.09	113,515	1.73	.62	29

November 30, 2013	17.09	.19	4.85	5.04	(.24)	(.50)	(.74)	21.39	30.58	109,988	1.77	.97	34

November 30, 2012	14.80	.21	2.28	2.49	(.20)	—	(.20)	17.09	16.99	89,691	1.81	1.32	57

Class C

May 31, 2017**	$20.83	.07	1.52	1.59	(.19)	(.18)	(.37)	$22.05	7.71*	$423,121	.84*	.32*	7*

November 30, 2016	20.45	.18	1.21	1.39	(.16)	(.85)	(1.01)	20.83	7.20	370,527	1.72[d]	.91[d]	15

November 30, 2015	22.52	.16	(.42)	(.26)	(.14)	(1.67)	(1.81)	20.45	(1.37)	355,619	1.71	.77	22

November 30, 2014	21.40	.13	2.69	2.82	(.17)	(1.53)	(1.70)	22.52	14.12	306,308	1.73	.63	29

November 30, 2013	17.11	.19	4.84	5.03	(.24)	(.50)	(.74)	21.40	30.54	221,226	1.77	.96	34

November 30, 2012	14.82	.21	2.29	2.50	(.21)	—	(.21)	17.11	17.00	127,606	1.81	1.33	57

Class M

May 31, 2017**	$20.82	.10	1.51	1.61	(.22)	(.18)	(.40)	$22.03	7.80*	$80,698	.72*	.45*	7*

November 30, 2016	20.43	.23	1.21	1.44	(.20)	(.85)	(1.05)	20.82	7.52	50,339	1.47[d]	1.17[d]	15

November 30, 2015	22.50	.21	(.42)	(.21)	(.19)	(1.67)	(1.86)	20.43	(1.13)	51,230	1.46	1.01	22

November 30, 2014	21.38	.18	2.69	2.87	(.22)	(1.53)	(1.75)	22.50	14.39	49,775	1.48	.87	29

November 30, 2013	17.09	.24	4.83	5.07	(.28)	(.50)	(.78)	21.38	30.86	43,327	1.52	1.22	34

November 30, 2012	14.80	.25	2.29	2.54	(.25)	—	(.25)	17.09	17.30	33,497	1.56	1.57	57

Class R

May 31, 2017**	$20.93	.13	1.51	1.64	(.24)	(.18)	(.42)	$22.15	7.92*	$115,949	.59*	.57*	7*

November 30, 2016	20.53	.28	1.22	1.50	(.25)	(.85)	(1.10)	20.93	7.80	118,848	1.22[d]	1.41[d]	15

November 30, 2015	22.60	.26	(.42)	(.16)	(.24)	(1.67)	(1.91)	20.53	(.89)	116,895	1.21	1.26	22

November 30, 2014	21.47	.24	2.69	2.93	(.27)	(1.53)	(1.80)	22.60	14.66	118,917	1.23	1.12	29

November 30, 2013	17.15	.29	4.86	5.15	(.33)	(.50)	(.83)	21.47	31.24	99,722	1.27	1.48	34

November 30, 2012	14.85	.29	2.30	2.59	(.29)	—	(.29)	17.15	17.60	74,914	1.31	1.82	57

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Equity Income Fund	Equity Income Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Class R5

May 31, 2017**	$21.10	.19	1.52	1.71	(.29)	(.18)	(.47)	$22.34	8.21*	$61,555	.33*	.88*	7*

November 30, 2016	20.70	.39	1.22	1.61	(.36)	(.85)	(1.21)	21.10	8.35	120,507	.66[d]	1.97[d]	15

November 30, 2015	22.77	.38	(.42)	(.04)	(.36)	(1.67)	(2.03)	20.70	(.30)	106,460.65		1.81	22

November 30, 2014	21.63	.39	2.68	3.07	(.40)	(1.53)	(1.93)	22.77	15.30	42,934.66		1.80	29

November 30, 2013	17.26	.41	4.90	5.31	(.44)	(.50)	(.94)	21.63	32.14	14.66		2.08	34

November 30, 2012†	15.86	.18	1.31	1.49	(.09)	—	(.09)	17.26	9.43*	11	.28*	1.05*	57

Class R6

May 31, 2017**	$21.11	.19	1.53	1.72	(.31)	(.18)	(.49)	$22.34	8.24*	$846,240	.28*	.87*	7*

November 30, 2016	20.70	.41	1.23	1.64	(.38)	(.85)	(1.23)	21.11	8.52	616,651	.56[d]	2.07[d]	15

November 30, 2015	22.77	.40	(.42)	(.02)	(.38)	(1.67)	(2.05)	20.70	(.21)	386,755.55		1.92	22

November 30, 2014	21.62	.39	2.70	3.09	(.41)	(1.53)	(1.94)	22.77	15.42	311,320.56		1.80	29

November 30, 2013	17.26	.42	4.90	5.32	(.46)	(.50)	(.96)	21.62	32.22	155,644.56		2.03	34

November 30, 2012†	15.86	.18	1.32	1.50	(.10)	—	(.10)	17.26	9.46*	11	.24*	1.09*	57

Class Y

May 31, 2017**	$21.10	.18	1.53	1.71	(.30)	(.18)	(.48)	$22.33	8.18*	$1,787,572	.35*	.82*	7*

November 30, 2016	20.69	.38	1.23	1.61	(.35)	(.85)	(1.20)	21.10	8.33	1,544,573	.72[d]	1.92[d]	15

November 30, 2015	22.76	.37	(.42)	(.05)	(.35)	(1.67)	(2.02)	20.69	(.38)	1,580,470.71		1.78	22

November 30, 2014	21.61	.35	2.71	3.06	(.38)	(1.53)	(1.91)	22.76	15.22	1,531,387.73		1.63	29

November 30, 2013	17.26	.38	4.89	5.27	(.42)	(.50)	(.92)	21.61	31.87	1,178,298.77		1.98	34

November 30, 2012	14.94	.38	2.30	2.68	(.36)	—	(.36)	17.26	18.20	885,588.81		2.34	57

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to November 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2016 through May 31, 2017.

Putnam Equity Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in common stocks and other equity investments that offer the potential for current income. This policy may be changed only after 60 days’ notice to shareholders. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or

30 Equity Income Fund	Equity Income Fund 31

capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect

32 Equity Income Fund

events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Equity Income Fund 33

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $15,539,208 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $13,941,674 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There

34 Equity Income Fund

are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $109,369,108 and the value of securities loaned amounted to $107,812,726.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At November 30, 2016, the fund had a capital loss carryover of $25,002,231 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$25,002,231	N/A	$25,002,231	November 30, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $9,131,021,631, resulting in gross unrealized appreciation and depreciation of $2,869,427,030 and $367,993,471, respectively, or net unrealized appreciation of $2,501,433,559.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications

Equity Income Fund 35

are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.236% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,311,246	Class R5	72,919

Class B	99,409	Class R6	180,816

Class C	335,240	Class Y	1,435,432

Class M	47,738	Total	$5,585,684

Class R	102,884

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s

36 Equity Income Fund

expenses were reduced by $3,415 under the expense offset arrangements and by $71,752 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $4,929, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$4,741,113

Class B	1.00%	1.00%	568,152

Class C	1.00%	1.00%	1,919,885

Class M	1.00%	0.75%	204,715

Class R	1.00%	0.50%	294,713

Total			$7,728,578

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $243,367 and $3,823 from the sale of class A and class M shares, respectively, and received $21,390 and $2,760 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $79 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$468,350,813	$677,717,180

U.S. government securities (Long-term)	—	—

Total	$468,350,813	$677,717,180

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Equity Income Fund 37

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	7,899,304	$174,086,526	17,270,086	$337,119,488

Shares issued in connection with
reinvestment of distributions	2,947,732	63,984,878	9,104,630	176,606,677

Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	215,631,007	4,785,498,934	—	—

	226,478,043	5,023,570,338	26,374,716	513,726,165

Shares repurchased	(24,262,859)	(536,562,297)	(36,146,667)	(710,069,995)

Net increase (decrease)	202,215,184	$4,487,008,041	(9,771,951)	$(196,343,830)

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	336,261	$7,288,896	968,743	$18,806,249

Shares issued in connection with
reinvestment of distributions	79,348	1,702,685	242,658	4,653,188

Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	2,612,367	57,264,384	—	—

	3,027,976	66,255,965	1,211,401	23,459,437

Shares repurchased	(709,148)	(15,442,194)	(1,192,495)	(23,038,277)

Net increase	2,318,828	$50,813,771	18,906	$421,160

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	1,678,493	$36,392,421	4,351,390	$84,306,300

Shares issued in connection with
reinvestment of distributions	262,924	5,639,950	764,223	14,654,338

Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	2,379,679	52,160,414	—	—

	4,321,096	94,192,785	5,115,613	98,960,638

Shares repurchased	(2,911,842)	(63,377,095)	(4,724,246)	(91,546,994)

Net increase	1,409,254	$30,815,690	391,367	$7,413,644

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	193,082	$4,179,874	252,468	$4,906,479

Shares issued in connection with
reinvestment of distributions	44,228	947,964	134,657	2,579,789

Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	1,293,542	28,331,034	—	—

	1,530,852	33,458,872	387,125	7,486,268

Shares repurchased	(285,543)	(6,188,402)	(476,860)	(9,230,483)

Net increase (decrease)	1,245,309	$27,270,470	(89,735)	$(1,744,215)

38 Equity Income Fund

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	499,074	$10,885,020	1,397,914	$27,071,959

Shares issued in connection with
reinvestment of distributions	95,969	2,067,009	297,928	5,735,890

Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	65,033	1,431,596	—	—

	660,076	14,383,625	1,695,842	32,807,849

Shares repurchased	(1,104,032)	(24,025,691)	(1,710,413)	(33,433,513)

Net decrease	(443,956)	$(9,642,066)	(14,571)	$(625,664)

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class R5	Shares	Amount	Shares	Amount

Shares sold	1,458,155	$32,490,352	1,415,637	$27,755,530

Shares issued in connection with
reinvestment of distributions	97,916	2,115,381	324,721	6,303,318

Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income*	—	—	—	—

	1,556,071	34,605,733	1,740,358	34,058,848

Shares repurchased	(4,511,475)	(99,551,919)	(1,174,132)	(23,274,311)

Net increase (decrease)	(2,955,404)	$(64,946,186)	566,226	$10,784,537

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	9,995,066	$220,925,382	14,228,673	$275,504,264

Shares issued in connection with
reinvestment of distributions	716,803	15,585,429	1,297,729	25,214,295

Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	966,082	21,449,347	—	—

	11,677,951	257,960,158	15,526,402	300,718,559

Shares repurchased	(3,015,307)	(66,472,349)	(4,995,179)	(98,416,834)

Net increase	8,662,644	$191,487,809	10,531,223	$202,301,725

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	17,643,166	$390,411,311	25,542,024	$499,333,721

Shares issued in connection with
reinvestment of distributions	1,513,139	32,858,948	4,393,985	85,245,582

Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	4,045,116	89,784,580	—	—

	23,201,421	513,054,839	29,936,009	584,579,303

Shares repurchased	(16,365,965)	(360,112,916)	(33,119,563)	(650,378,113)

Net increase (decrease)	6,835,456	$152,941,923	(3,183,554)	$(65,798,810)

* At merger date, May 12, 2017, The Putnam Fund for Growth and Income did not have any class R5 shares outstanding.

Equity Income Fund 39

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R6	845	Less than 0.1%	$18,877

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$54,910,525	$541,636,465	$487,177,882	$377,806	$109,369,108

Putnam Short Term
Investment Fund**	261,811,109	539,956,837	544,348,080	528,409	257,419,866

Totals	$316,721,634	$1,081,593,302	$1,031,525,962	$906,215	$366,788,974

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Acquisition of The Putnam Fund for Growth and Income

On May 15, 2017, the fund issued 215,631,007, 2,612,367, 2,379,679, 1,293,542, 65,033, 966,082 and 4,045,116 class A, class B, class C, class M, class R, class R6 and class Y shares, respectively, for 209,266,559, 2,553,227, 2,293,366, 1,250,266, 62,944, 934,950 and 3,917,398 class A, class B, class C, class M, class R, class R6 and class Y shares of The Putnam Fund for Growth and Income to acquire that fund’s net assets in a tax-free exchange approved by the fund’s Board of Trustees. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of The Putnam Fund for Growth and Income, with a fair value of $5,073,388,317 and an identified cost of $4,295,161,030 at May 12, 2017, was the principal asset acquired by the fund. The net assets of the fund and The Putnam Fund for Growth and Income on May 12, 2017, were $6,451,522,149 and $5,035,920,289, respectively. On May 12, 2017, The Putnam Fund for Growth and Income had distributions in excess of net investment income of $4,207,018, accumulated net realized loss of $36,331,563 and unrealized appreciation of $778,227,287. The aggregate net assets of the fund immediately following the acquisition were $11,487,442,438.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam Equity Income Fund.

Assuming the acquisition had been completed on December 1, 2016, the fund’s pro forma results of operations for the reporting period are as follows:

Net investment Income	$76,020,263

Net gain on investments	$835,709,306

Net Increase in net assets resulting from operations	$911,729,569

40 Equity Income Fund

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of The Putnam Fund for Growth and Income that have been included in the fund’s Statement of operations for the current fiscal period.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	300

Forward currency contracts (contract amount)	$221,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$—	Payables	$15,539,208

Receivables, Net
assets — Unrealized
Equity contracts	appreciation	584,308*	Payables	—

Total		$584,308		$15,539,208

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total

Equity contracts	$37,260	$37,260

Total	$37,260	$37,260

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Futures	contracts	Total

Foreign exchange contracts	$—	$(15,539,208)	$(15,539,208)

Equity contracts	584,308	—	$584,308

Total	$584,308	$(15,539,208)	$(14,954,900)

Equity Income Fund 41

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc.	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	Total

Assets:

Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—

Forward currency contracts#	—	—	—	—	—	—	—	—	—

Repurchase agreements**	—	—	100,000,000	—	—	75,214,000	77,858,000	—	253,072,000

Total Assets	$—	$—	$100,000,000	$—	$—	$75,214,000	$77,858,000	$—	$253,072,000

Liabilities:

Futures contracts§	—	—	—	—	—	—	698,955	—	698,955

Forward currency contracts#	900,569	5,525,084	—	433,389	7,780,192	—	—	899,974	15,539,208

Total Liabilities	$900,569	$5,525,084	$—	$433,389	$7,780,192	$—	$698,955	$899,974	$16,238,163

Total Financial and Derivative Net Assets	$(900,569)	$(5,525,084)	$100,000,000	$(433,389)	$(7,780,192)	$75,214,000	$77,159,045	$(899,974)	$236,833,837

Total collateral received (pledged)†##	$—	$(5,217,606)	$100,000,000	$(433,389)	$(7,439,301)	$75,214,000	$77,159,045	$(805,273)

Net amount	$(900,569)	$(307,478)	$—	$—	$(340,891)	$—	$—	$(94,701)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

42 Equity Income Fund	Equity Income Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Equity Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Katinka Domotorffy	and Clerk
Putnam Investments Limited	Catharine Bond Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Robert E. Patterson	Vice President,
	George Putnam, III	Principal Financial Officer,
Marketing Services	Robert L. Reynolds	Principal Accounting Officer,
Putnam Retail Management	Manoj P. Singh	and Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Custodian	President	Assistant Treasurer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Legal Counsel	Principal Executive Officer,	BSA Compliance Officer
Ropes & Gray LLP	and Compliance Liaison
Nancy E. Florek
	Robert T. Burns	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Chief Legal Officer	Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA020 306605 7/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Equity Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2017